SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
June  22, 2006

HEALTHTRONICS, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-30406	58-2210668

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Capital of Texas Highway, Suite 200B
Austin, Texas 78746
(Address of principal executive office including Zip Code)

(512) 328-2892

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 22, 2006, HealthTronics, Inc. (the “Company”) and AK Acquisition Corp., a wholly-owned subsidiary of Oshkosh Truck Corporation (“Oshkosh”), entered into an Interest and Stock Purchase Agreement pursuant to which Oshkosh agreed to acquire the Company’s specialty vehicles division for $140 million in cash. The purchase agreement contains customary representations and warranties, covenants, and closing conditions. The purchase agreement and the press release announcing the transaction are attached to this Form 8-K as Exhibits 10.1 and 99.1, respectively.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Interest and Stock Purchase Agreement, dated as of June 22, 2006, by and between HealthTronics, Inc. and AK Acquisition Corp.

99.1	Press release, issued on June 23, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHTRONICS, INC. (Registrant)

Date: June 28, 2006	By:	/s/ James S.B. Whittenburg

	Name: Title:	James S.B. Whittenburg President – Urology, President –
Manufacturing, Senior Vice President –
Development and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Interest and Stock Purchase Agreement, dated as of June 22, 2006, by and between HealthTronics, Inc. and AK Acquisition Corp.
99.1	Press release, issued on June 23, 2006.